Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Nakamoto Inc. (the “Company”) for the fiscal quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Bailey, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

This certification is furnished pursuant to Item 601(b)(32) of Regulation S-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly provided.

Date: August 13, 2026	By:	/s/ David Bailey
David Bailey
Chief Executive Officer and Chairman
(Principal Executive Officer)